UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2021
___________________________________
Federal Signal Corporation
(Exact name of registrant as specified in its charter)
___________________________________

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1415 W. 22nd Street, Oak Brook, Illinois
(Address of principal executive offices)
60523
(Zip Code)
(630) 954-2000
(Registrant’s telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	FSS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

(d) On October 25, 2021, the Board of Directors (the “Board”) of Federal Signal Corporation (the “Company”) increased its size from six to seven directors and, following the recommendation of the Nominating and Governance Committee of the Board, appointed Shashank Patel to the Board, effective immediately. Mr. Patel will serve as a member of the Audit Committee of the Board (the “Audit Committee”). As compensation for his service as a director, Mr. Patel will be eligible to receive an annual base retainer of $75,000 and an annual committee retainer of $9,000 for membership on the Audit Committee, both of which will be paid quarterly and pro-rated for 2021 based upon the effective date of his appointment. Until Mr. Patel meets the Company’s stock ownership requirements for directors, 50% of his annual retainers will be paid in the form of shares of our common stock. In addition, Mr. Patel will be eligible to receive an annual equity award of $110,000, beginning in 2022.

Since July 2018, Mr. Patel has served as the Chief Financial Officer of Watts Water Technologies, Inc. (“Watts”) (NYSE: WTS), a global manufacturer headquartered in the US that provides one of the broadest plumbing, heating, and water quality product lines in the world. Prior to joining Watts, Mr. Patel spent a combined 21 years globally at Xylem Inc. (NYSE: XYL) and ITT Corporation (NYSE: ITT), holding several leadership positions of increased responsibilities in finance, operations and engineering. Mr. Patel graduated from the University of London with a Bachelor of Science in chemical engineering and received an MBA from the Peter Drucker School of Management at Claremont Graduate University in California.

Mr. Patel is not party to any arrangement or understanding with any person pursuant to which he was appointed a director, nor is Mr. Patel party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of the related press release announcing Mr. Patel’s appointment to the Company’s Board is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits
	99.1	Federal Signal Corporation Press Release, dated October 26, 2021.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: October 26, 2021	By:	/s/ Ian A. Hudson
Ian A. Hudson, Senior Vice President and Chief Financial Officer